Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Coda Octopus Group, Inc. (the “Company”) on Form 10-Q for the quarter ended January 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Annmarie Gayle, Chief Executive Officer, and I, Michael Midgley, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Annmarie Gayle
Annmarie Gayle
Chief Executive Officer

/s/ Michael Midgley
Michael Midgley
Chief Financial Officer

Date: August 22, 2016